EXHIBIT 10.99

STATE OF VERMONT PUBLIC SERVICE BOARD
Investigation into Central Vermont Public Service Corporation’s rates in effect, on a bills rendered basis, as of January 1, 2009	) ) )	Docket No. 7485
AND
In re: Central Vermont Public Service Corporation’s tariff filing, requesting a 0.33% increase in rates	) ) )	Tariff Filing No. 8039

MEMORANDUM OF UNDERSTANDING

This Memorandum of Understanding (the “MOU” or “Memorandum”) sets forth the agreements reached by and between the Vermont Department of Public Service (“DPS” or the “Department”) and Central Vermont Public Service Corporation (“CVPS” or the “Company”) (together, the “Parties”) regarding the Public Service Board’s (the “Board”) investigation into the Company’s rates in effect, on a bills rendered basis, as of January 1, 2009, in the above-referenced docket.

Introduction and Recitals

1. On October 31, 2008, CVPS filed with the Board a proposed new tariff to take effect with bills rendered on January 1, 2009 (Tariff Filing No. 8039).  The proposed tariff reflected a rate increase of 0.33% and constituted the Company’s first base rate filing pursuant to its Alternative Regulation Plan (the “CVPS Plan”) that was approved on September 30, 2008, in Docket No. 7336.

2. On November 17, 2008, the Department informed the Board that it had reviewed the proposed new tariff and recommended a suspension and investigation of the Company’s request for a 0.33% rate increase.   Furthermore, citing concerns about CVPS’s staffing levels and inadequate supporting documentation for proposed plant addition costs, the Department recommended a 0.43% decrease in the Company’s rates.

3. By Order of November 25, 2008 in Docket No. 7485, the Board ruled that it would allow the Company’s proposed rate increase to go into effect on January 1, 2009, but also simultaneously ordered an investigation into the justness and reasonableness of the Company’s 2009 rates.  The Order expressly provided that the investigation would proceed under procedures equivalent to those set forth in 30 V.S.A. Section 227(b), to include specifically the retroactive application of any rate decrease that proves warranted by the investigation.

4. The undersigned Parties have engaged in extended discussions and review with respect to CVPS’s rate to go into effect on January 1, 2009, as well as the non-power cost cap applicable to the Company’s next base-rate filing.

5. The Parties agree to the settlement contained within this MOU.

Terms and Conditions

6. CVPS agrees to forego the 0.33% rate increase scheduled to go into effect on a bills rendered basis as of January 1, 2009 pursuant to the Board’s Order of November 25, 2008 in Docket No. 7485.  The Parties agree that, taken together with the other terms, conditions and additional proceedings called for under this MOU, the resulting rates will be just and reasonable.

7. CVPS and the Department agree to ask the Board to open a docket to resolve the Department’s concerns regarding the Company’s level of staffing.  Nothing in this MOU is intended to prejudice the positions that either Party may take in that investigation.

8. The Parties agree that the CVPS October 31, 2008 Cost of Service and Rate Base filing (the “2009 Base Rate Filing”) will be conformed to agree with the settlement herein described to reflect a zero percent (0%) change in rates that will be used for the computation of all 2009 adjustments under the CVPS Plan with respect to the Power Cost Adjustment Mechanism (“PCAM”) and Earnings Sharing Adjustment Mechanism (“ESAM”), and for the 2010 non-power cost cap.  A copy of the conformed Cost of Service and Rate Base filing is appended to this MOU as Appendix A.

9. The Parties agree that the computation of the 2010 non-power cost cap under the CVPS Plan shall be as set forth in Appendix B attached.  As soon as the staffing issue is resolved in the new docket called for under paragraph 7 above, the non-power cost cap applicable to the next base rate filing required under the CVPS Plan will be adjusted to reflect those results.

10. This settlement will in no way alter the methods and procedures used by the Company in developing its cost of service as described in Section II (A)(3) of the CVPS Plan as filed with the Board on October 31, 2008 in Docket No. 7336.

Other Substantive Provisions

11. The Parties agree that the Board should approve the modified rates to be in effect for CVPS on a bills rendered basis as of January 1, 2009 that are set forth in the Revised Tariffs included with this MOU as Appendix C.  The Revised Tariffs shall supersede the tariffs previously approved for implementation by the Board.

12. Domestic production gross receipts charge.  This settlement will yield a domestic production gross receipts charge of $0.0147815/kWh.  This rate is for the purpose of computing revenue to be used for calculating the domestic production activities deduction while these rates are in effect.

General Provisions

13. Other than as specifically provided in paragraphs 8 and 9 hereof, the Parties agree that this MOU and any Order approving this MOU relate only to these Parties and should not be construed by any party or tribunal as having precedential or any other impact on proceedings involving other utilities.  The Parties have made compromises on specific issues to reach this MOU.  The MOU and any Order approving this MOU shall not be construed by any party or tribunal as having precedential impact on any future proceedings involving the Parties (other than as specifically provided in paragraphs 8 and 9) except as necessary to ensure implementation of this MOU or to enforce an order of the PSB resulting from this MOU.  Other than as specifically provided in paragraphs 8 and 9 hereof, the Parties reserve the right in future proceedings to advocate positions that differ from those set forth in this MOU, and this MOU and any Order approving this MOU may not in any future proceeding be used against any party except as necessary to enforce rights and obligations under this MOU or to enforce an order of the PSB resulting from this MOU.

14. Except as otherwise provided for herein, the Parties agree that this Memorandum shall be effective, and shall bind the Parties hereto, only if the Public Service Board issues an order in this docket containing terms substantially consistent with this MOU in all respects.

15. The Parties agree that should the Board fail to approve the MOU substantially in its entirety, the Parties’ agreements set forth herein shall terminate if so requested by either Party, in which case, the Parties shall have the right to file prefiled testimony on all issues in the above referenced docket and the Parties’ agreements shall not be construed by any party or tribunal as having precedential impact on any future testimony or positions which may be advanced in these proceedings.

16. The DPS shall support this MOU and issuance of the orders contemplated herein to the extent consistent with its obligations under Title 30, Vermont Statutes Annotated.

17. The Parties agree that Docket No. 7485 should be closed subject to the terms and conditions of this MOU.

DATED at MONTPELIER, VERMONT this 17th day of December, 2008.

VERMONT DEPARTMENT OF
  PUBLIC SERVICE

By:  /s/ Geoffrey Commons
       Geoffrey Commons, Esq.
       Special Counsel

CENTRAL VERMONT PUBLIC
      SERVICE CORPORATION

By:  /s/ Dale A. Rocheleau
       Dale A. Rocheleau, Esq.
       General Counsel

Appendix A

	CENTRAL VERMONT PUBLIC SERVICE CORPORATION				Appendix A to
	COST OF SERVICE				Memorandum of Understanding
	TEST YEAR ENDED December 31, 2007				Docket No. 7485
	(000's Omitted)				Page 1 of 3

(A)	(B)	(C)	(D)	(E)		MOU
				Filed		FTE Adjusted
Line				Cost of	Adjustment	Cost of
No.	Description	Per Books	Adjustments	Service	for FTE	Service
----	-----------	---------	-----------	-----------	-----------	-----------
1	Operating Expenses:
2	Purchased Power, net	$121,595	($7,724)	$113,871	$0	$113,871
3	Production	14,139	605	14,744	(71)	14,673
4	Transmission	24,017	7,530	31,547	(15)	31,532
5	Distribution	32,891	294	33,185	(320)	32,865
6	Customer Accounting	7,204	(1,995)	5,209	(68)	5,141
7	Customer Service and Information	1,161	389	1,550	(23)	1,527
8	Sales	4	0	4	0	4
9	Administrative and General	39,045	(2,397)	36,648	(378)	36,270
10	Amortization of Regulatory Assets	1,261	(581)	680	0	680
11	Amortization of Regulatory Liabilities	(5,302)	2,806	(2,496)	0	(2,496)
12	Depreciation & Amortization	15,217	1,563	16,780	0	16,780
13	Amortization of Property Losses	0	0	0	0	0
14	Taxes - Federal and State	5,292	6,469	11,761	(3)	11,758
15	- Municipal	9,550	1,131	10,681	0	10,681
16	- Other, excluding Revenue Taxes	2,726	41	2,767	(56)	2,711
17		--------	-------	--------	--------	--------
18	Total Operating Expenses	$268,800	$8,131	$276,931	($934)	$275,997
19	Return on Utility Rate Base	26,615	4,322	30,937	(7)	30,930
20		--------	-------	--------	--------	--------
21	Total Cost of Service Before Credits	$295,415	$12,453	$307,868	($941)	$306,927
22
23	Less:
24	Equity in Earnings of Affiliates	6,430	10,250	16,680	0	16,680
25	Other Operating Revenues	9,112	(2,063)	7,049	0	7,049
26	Interest Income - Line Extensions	0	0	0	0	0
27		--------	-------	--------	--------	--------
28	Allocable Cost of Service	$279,873	$4,266	$284,139	($941)	$283,198
29	Less:
30	Costs Allocated to Wholesale	3,023	46	3,069	(10)	3,059
31		--------	-------	--------	--------	--------
32	Cost of Service to Ultimate Consumers	$276,850	$4,220	$281,070	($931)	$280,139
33	Accounts Correcting for Efficiency	0	0	0	0	0
34		--------	-------	--------	--------	--------
35	Adjusted Cost of Service to Ultimate Consumers	$276,850	$4,220	$281,070	($931)	$280,139
36	Uncollectible Accounts - Rate Year	0	1,393	1,393	(5)	1,388
37		--------	-------	--------	--------	--------
38	Readjusted Cost of Service to Ulti. Consumers	$276,850	$5,613	$282,463	($936)	$281,527
39	Gross Revenue & Fuel Gross Receipts Taxes	2,864	(11)	2,853	(9)	2,844
40		--------	-------	--------	--------	--------
41	Total Cost of Service to Ultimate Consumers	$279,714	$5,602	$285,316	($945)	$284,371
42
43	Revenue from Ultimate Consumers			284,376	0	284,376
44				-------	--------	-------
45	Revenue Deficiency from Ultimate Consumers			$940	($945)	($5)
46
47	Rate Increase Percent			0.33%	-0.33%	0.00%

Note: The filed Cost of Service supports 554 FTE; the MOU adjusted Cost of Service supports 542.75 FTE.

	CENTRAL VERMONT PUBLIC SERVICE CORPORATION				Appendix A to
	RATE BASE				Memorandum of Understanding
	TEST YEAR ENDED December 31, 2007				Docket No. 7485
	(000's Omitted)				Page 2 of 3
(A)	(B)	(C)	(D)	(E)
		13 Month				MOU
Line		Average		Filed	Adjustment	FTE Adjusted
No.	Description	Per Books	Adjustments	Rate Base	for FTE	Rate Base
----	-----------	---------	-----------	---------	-----------	-----------
1	Production	$48,412	$6,108	$54,520	$0	$54,520
2	Joint Ownership	112,328	1,307	113,635	0	113,635
3	Transmission	42,807	11,119	53,926	0	53,926
4	Distribution	283,900	22,784	306,684	0	306,684
5	General	40,452	7,263	47,715	0	47,715
6		--------	-------	--------	--------	--------
7	Subtotal	$527,899	$48,581	$576,480	$0	$576,480
8	CISCO Lease	0	17	17	0	17
9	Rochester HQ Contract Purchase	18	(4)	14	0	14
10	Asset Retirement Oblig. Change from Test Year	0	(685)	(685)	0	(685)
11		--------	-------	--------	--------	--------
12	Utility Plant in Service	$527,917	$47,909	$575,826	$0	$575,826
13					0
14	Plant Held for Future Use	43	0	43	0	43
15	Capital Expense	0	1,909	1,909	0	1,909
16	Investment in Affiliates	43,908	60,762	104,670	0	104,670
17	Construction Work in Progress	9,652	(1,082)	8,570	0	8,570
18	TY 2007 Millstone 3 Energy	512	(512)	0	0	0
19	TY 2007 Millstone 3 Capacity	297	(297)	0	0	0
20	RY 2009 Millstone 3 Energy	0	495	495	0	495
21	RY 2009 Millstone 3 Capacity	0	370	370	0	370
22	Working Capital Allowance	25,696	277	25,973	(88)	25,885
23	VPSB Accounting Orders	0	419	419	0	419
24					0
25	Company Financed Line Extensions	65	0	65	0	65
26	Less:				0
27	Accumulated Depreciation	240,289	20,889	261,178	0	261,178
28	Accumulated Deferred Income Taxes	32,402	31,853	64,255	0	64,255
29	Accumulated Deferred Investment Tax Credits	3,344	0	3,344	0	3,344
30	Customer Advances for Construction	15	0	15	0	15
31	Accrued Pension Expense	21	6	27	0	27
32	Acc. Post-Ret. Medical Expense FAS 106	(758)	873	115	0	115
33	Acc. Other Post-Employment Ben. Exp. FAS 112	1,926	(354)	1,572	0	1,572
34	Customer Deposits	831	0	831	0	831
35	1991 VY CPR Rebate	223	(97)	126	0	126
36	Other Current Liabilities	0	3,523	3,523	0	3,523
37		--------	-------	--------	--------	--------
38	Total Rate Base	$329,797	$53,557	$383,354	($88)	$383,266

CENTRAL VERMONT PUBLIC SERVICE CORPORATION				Appendix A to
SUMMARY OF COST OF SERVICE ADJUSTMENTS				Memorandum of Understanding
TEST YEAR ENDED December 31, 2007				Docket No. 7485
(000's Omitted)				Page 3 of 3

(A)	(B)	(C)
Adj.		Filed	Adjustment
No.	Description	Adjustments	for FTE	FTE Adjusted
----	-----------	-----------	-----------	------------
1	Purchased Power, net	($7,724)	$0	($7,724)
2	Production Fuel	(248)	0	(248)
3	Joint Ownership Costs	446	0	446
3A	ISO New England Charges	436	0	436
4	Transmission by Others	6,442	0	6,442
5	Vermont Unemployment	(64)	(2)	(66)
6	Salaries & Wages	1,456	(750)	706
7	Group Life Insurance	(37)	0	(37)
8	401(k) Match	48	(25)	23
9	Medical Expense	1,319	(100)	1,219
10	Pensions	(1,533)	0	(1,533)
11	Other Post-Employment Benefits FAS 112	588	0	588
12	Social Security Taxes	105	(54)	51
13	Depreciation Expense	1,563	0	1,563
14	Federal & State Income Taxes	6,469	(3)	6,466
15	Gross Revenue & Fuel Gross Receipts Taxes	(11)	(9)	(20)
16	PSB Averaging Adjustments	(3,001)	0	(3,001)
17	Interest on Customer Deposits	21	0	21
18	Costs Allocated to Wholesale	(46)	10	(36)
19	Capital Expense	345	0	345
20	Return on Utility Rate Base	4,322	(7)	4,315
21	Pole Attachments	(20)	0	(20)
22	Equity in Earnings of Affiliates	(10,250)	0	(10,250)
23	Vehicle Lease	255	0	255
24	Postage	68	0	68
25	Non-Generator Fuel	75	0	75
26	Property Taxes	1,149	0	1,149
27	O & M Expense/Savings	(965)	0	(965)
28	Uncollectible Accounts - Per Books	(2,368)	0	(2,368)
29	Uncollectible Accounts - Rate Year	1,393	(5)	1,388
30	Tree Trimming and Pole Treating	1,596	0	1,596
31	Advertising	(11)	0	(11)
32	Other Operating Revenues	2,096	0	2,096
33	Blank
34	VPSB Accounting Orders	2,225	0	2,225
35	Credit Facility	147	0	147
36	Asset Retirement Obligation Expense	55	0	55
37	Enterprise Resource Planning Adjustment	(994)	0	(994)
38	Demand Response Program for Coolidge Connector	255	0	255
		-------	-------	-------
	Total Cost of Service Adjustments	$5,602	(945)	$4,657

Note: The filed Cost of Service supports 554 FTE; the MOU adjusted Cost of Service supports 542.75 FTE.

Appendix B

	Central Vermont Public Service Corporation	Appendix B to
Non-Power Cost Cap Calculation for 2010		Memorandum of Understanding
Dollars in Thousands		Docket No. 7485

		2009	2010

Non-Power Costs per Docket No. 7336 filing (as adjusted for Docket No. 7485 settlement)		$130,616
	Adjusted for resolution of headcount docket	0	1)
		$130,616
	Non-Power Costs subject to Escalation Index
CPI NE Assumption, per PSB Order in Docket No. 7336			4.50%
Productivity Adjustment, per PSB Order in Docket No. 7336			-1.00%
Escalation Index			3.50%

Non-Power Costs as Escalated			$135,188
Asset Management Plan Adder at $40.945M net plant additions, per PSB Order in Docket No. 7336			6,083	2)
Non-Power Cost Cap for 2010			$141,271

1)	Subject to adjustment following PSB resolution of headcount docket.
2)	Quantification of $40.945 million net plant additions is based on the DPS calculation as
	proposed in the Direct Testimony of Ron Behrns dated May 30, 2008. Page 13, lines 23 to 27 states:
	"This cap has been further adjusted to accommodate the need for unusual rate base
	additions that total $24.4 million for 2009 and $40.9 million for 2010. These rate
	base additions give rise to an additional revenue requirement of $3.8 million in 2009
	and a $6.1 million increase in 2010."

Appendix C

Revisions to Electric Service Tariff V.P.S.B. No. 6
Sixty-third Revised Sheet	21	Cancels Fifty-ninth Revised Sheet	21
Forty-third Revised Sheet	21.1	Cancels Thirty-ninth Revised Sheet	21.1
Fifty-seventh Revised Sheet	21.2	Cancels Fifty-third Revised Sheet	21.2
Twenty-ninth Revised Sheet	21.4	Cancels Twenty-fifth Revised Sheet	21.4
Fifty-first Revised Sheet	22	Cancels Forty-seventh Revised Sheet	22
Forty-third Revised Sheet	23.1	Cancels Thirty-ninth Revised Sheet	23.1
Forty-seventh Revised Sheet	23.2	Cancels Forty-third Revised Sheet	23.2
Thirty-third Revised Sheet	23.4	Cancels Twenty-ninth Revised Sheet	23.4
Fifty-second Revised Sheet	24	Cancels Forty-eighth Revised Sheet	24
Twenty-eighth Revised Sheet	24.1	Cancels Twenty-fourth Revised Sheet	24.1
Forty-ninth Revised Sheet	25	Cancels Forty-fifth Revised Sheet	25
Forty-fifth Revised Sheet	26	Cancels Forty-first Revised Sheet	26
Sixth Revised Sheet	27.1	Cancels Fourth Revised Sheet	27.1
Fiftieth Revised Sheet	28	Cancels Forty-sixth Revised Sheet	28
Forty-first Revised Sheet	29	Cancels Thirty-seventh Revised Sheet	29
Seventh Revised Sheet	30.1	Cancels Fourth Revised Sheet	30.1A
Forty-ninth Revised Sheet	31	Cancels Forty-fifth Revised Sheet	31
Twenty-first Revised Sheet	31.1	Cancels Eighteenth Revised Sheet	31.1
Second Revised Sheet	31.1-3	Cancels Original Sheet	31.1-3
Second Revised Sheet	31.1-4	Cancels Original Sheet	31.1-4
Forty-ninth Revised Sheet	32	Cancels Forty-fifth Revised Sheet	32
Twenty-second Revised Sheet	32.1	Cancels Eighteenth Revised Sheet	32.1
Third Revised Sheet	32.1-1	Cancels First Revised Sheet	32.1-1
Forty-sixth Revised Sheet	34	Cancels Forty-second Revised Sheet	34
Twenty-third Revised Sheet	34.2	Cancels Nineteenth Revised Sheet	34.2
Forty-fifth Revised Sheet	35	Cancels Forty-first Revised Sheet	35
Thirtieth Revised Sheet	35.1	Cancels Twenty-sixth Revised Sheet	35.1
Fifth Revised Sheet	35.3	Cancels Third Revised Sheet	35.3
Thirty-fifth Revised Sheet	36	Cancels Thirty-first Revised Sheet	36
Twenty-seventh Revised Sheet	36.1	Cancels Twenty-third Revised Sheet	36.1
Thirty-seventh Revised Sheet	38	Cancels Thirty-third Revised Sheet	38
Fifty-first Revised Sheet	39	Cancels Forty-eighth Revised Sheet	39
Third Revised Sheet	41N	Cancels Original Sheet	41N
Second Revised Sheet	41R	Cancels Original Sheet	41R

V.P.S.B. No. 6                                                           Sixty-third Revised Sheet 21
                                                                          Cancels Sixty-first Revised Sheet 21

CENTRAL VERMONT PUBLIC SERVICE CORPORATION
RESIDENTIAL SERVICE RATE

COMPANY DESIGNATION:  1

AVAILABLE:                                Throughout the Company's service area.

APPLICABLE:
This rate is for single-phase electric service at secondary voltage for domestic purposes in private residences, individual apartments and farms.  Incidental use for other purposes will be allowed provided that the Customer's load and/or use is predominantly as specified above; otherwise, the appropriate rate in this schedule of rates shall apply for all use unless residential use is separately measured.  This rate shall not apply to entities engaged in farming where there is no domestic use.

RATE:                                    $0.388 per day plus                                                                        12.2944 per kWh

ADJUSTMENT:                            Subject to adjustment.

ALTERNATIVE REGULATION
PLAN:
This rate class is subject to the Company’s Alternative Regulation Plan, which includes an Earnings Sharing Adjustment Mechanism (“ESAM”) and a quarterly Power Cost Adjustment Mechanism (“PCAM”), except that it shall not apply to rates that are not subject to generally applicable tariff changes.

EFFECTIVE:	On bills rendered on or after January 1, 2009

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By:	/s/ William J. Deehan
William J. Deehan, Vice President
Power Planning & Regulatory Affairs

V.P.S.B. No. 6                                                    Forty-third Revised Sheet 21.1
                                                            Cancels Forty-first Revised Sheet 21.1

CENTRAL VERMONT PUBLIC SERVICE CORPORATION
RESIDENTIAL SERVICE RATE (Continued)

COMPANY DESIGNATION:  1

TERMS:	The above rate is net, billed monthly or bimonthly at the option of the Company, and payable upon presentation of the bill.

ADDITIONAL SERVICE
CONDITIONS:
1.
When service has been discontinued at the Customer's request, a charge shall be made when service is reestablished.  The charge shall be $35.00 when the Company is required to make a special trip to the Customer's premises during normal working hours and $20.00 when no such trip is required.

2.	Not available for service at locations where consumption exceeds an average of 11,300 kWh during the billing months of December, January, February and March.

3.
Service under this rate shall not be available where the State's rooms and meals tax is imposed on a dwelling unit's rental unless such Customers can show that the premises' predominant use is residential.  For example, such a showing could be made by production of tax remittance forms (as filed with the appropriate taxing authorities) showing payment of Vermont Rooms and Meals Tax of less than $500/year, or production of Federal Tax Form Schedule 8892 (Expenses for Business Use of Your Home) (as filed with the appropriate taxing authorities) stating that the percentage of the premises space devoted to business use is less than 50%.

4.
For those customers electing to install a Company approved water heater control that is under the control of the Company, to allow it to restrict service for periods not to exceed 12 hours each day, the Company will provide a billing credit of $0.082 per day.

NOTE:	Customers formerly served by Total Electric Living Rate 8 are now served via Residential Service Rate 1 as of July 1, 2007.

MINIMUM
CHARGE:                                         $0.388 per day.

EFFECTIVE:	On bills rendered on or after January 1, 2009

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By:	/s/ William J. Deehan
William J. Deehan, Vice President
Power Planning & Regulatory Affairs

V.P.S.B. No. 6                                                 Fifty-seventh Revised Sheet 21.2
                                                         Cancels Fifty-fifth Revised Sheet 21.2

CENTRAL VERMONT PUBLIC SERVICE CORPORATION
RESIDENTIAL SERVICE RATE
(Not Available to New Service Locations)

COMPANY DESIGNATION:  11

AVAILABLE:	Throughout the Company's service area.

APPLICABLE:
This rate is for single-phase electric service at secondary voltage for domestic purposes in private residences, individual apartments and farms where all service is taken at one point through one meter.  Incidental use for other purposes will be allowed provided that the Customer's load and/or use is predominantly as specified above; otherwise, the appropriate rate in this schedule of rates shall apply for all use unless residential use is separately measured.  The rate shall not apply to entities engaged in farming where there is no domestic use.

RATE:	$0.485 per day plus

During Peak Hours
All kWh                              @                 16.6004 per kWh.

During Off-Peak Hours
All kWh                              @                   8.8314 per kWh.

EFFECTIVE:	On bills rendered on or after January 1, 2009

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By:	/s/ William J. Deehan
William J. Deehan, Vice President
Power Planning & Regulatory Affairs

V.P.S.B. No. 6                                                 Twenty-ninth Revised Sheet 21.4
                                                         Cancels Twenty-seventh Revised Sheet 21.4

CENTRAL VERMONT PUBLIC SERVICE CORPORATION
RESIDENTIAL SERVICE RATE (Continued)
(Not Available to New Service Locations)

COMPANY DESIGNATION:  11

4.	Service shall not be available under the provisions of this rate to storage-type space heating or similar large capacity equipment.

5.
This rate shall be applicable to service only at those locations receiving service under the provisions of this rate, or which had applied for and been accepted by the Company for service under the provisions of this rate prior to August 1, 1987.

6.
Service under this rate shall not be available where the State's rooms and meals tax is imposed on a dwelling unit's rental unless such Customers can show that the premises' predominant use is residential.  For example, such a showing could be made by production of tax remittance forms (as filed with the appropriate taxing authorities) showing payment of Vermont Rooms and Meals Tax of less than $500/year, or production of Federal Tax Form Schedule 8892 (Expenses for Business Use of Your Home) (as filed with the appropriate taxing authorities) stating that the percentage of the premises space devoted to business use is less than 50%.

MINIMUM
CHARGE:	$0.485 per day.

DURATION OF
AGREEMENT:	One year and such subsequent 12 month periods as the Company may require until canceled by the Customer on 60 days' written notice.

ALTERNATIVE REGULATION
PLAN:
This rate class is subject to the Company’s Alternative Regulation Plan, which includes an Earnings Sharing Adjustment Mechanism (“ESAM”) and a quarterly Power Cost Adjustment Mechanism (“PCAM”), except that it shall not apply to rates that are not subject to generally applicable tariff changes.

EFFECTIVE:	On bills rendered on or after January 1, 2009

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By:	/s/ William J. Deehan
William J. Deehan, Vice President
Power Planning & Regulatory Affairs

V.P.S.B. No. 6                                                Fifty-first Revised Sheet 22
                                                        Cancels Forty-ninth Revised Sheet 22

CENTRAL VERMONT PUBLIC SERVICE CORPORATION
GENERAL SERVICE RATE

COMPANY DESIGNATION:  2

AVAILABLE:	Throughout the Company's service area.

APPLICABLE:
This rate is for general purposes and is available to customers whose wiring is so arranged that all service received under this rate shall be taken through one transformer or bank of transformers, except where the Customer elects to provide all additional transformers or banks of transformers other than those owned by the Company as of January 1, 1981, and shall be measured through one meter.  Service will be single-phase or three-phase, as available.  This rate is not applicable to customers whose requirements exceed an average of 15,000 kWh during the billing months of December, January, February, and March.

MONTHLY
RATE:	Monthly billing shall be the sum of Demand, Energy, and Service Charges as follows:

               Service Charge:              $0.470                         per day for single-phase service, or
$1.264	per day for three-phase service, plus

                                 All kWh @14.2644 per kWh.

Except that, where demand is measured, the following Demand and Energy Charges shall apply:

First 5 kW                                        No charge
All additional kW          @             $11.566 per kW
First 500 kWh                 @               11.7994 per kWh
Next AA@ kWh              @               11.799¢ per kWh
All additional kWh        @                 7.1194 per kWh

"A" = 3.0 x (peak kW demand -5 kW) x number of days in the current billing period.  When peak kW demand is less than 5, "A" = 0.

EFFECTIVE:	On bills rendered on or after January 1, 2009

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By:	/s/ William J. Deehan
William J. Deehan, Vice President
Power Planning & Regulatory Affairs

V.P.S.B. No. 6                                                         Forty-third Revised Sheet 23.1
                                                                 Cancels Forty-first Revised Sheet 23.1

CENTRAL VERMONT PUBLIC SERVICE CORPORATION
GENERAL SERVICE RATE (Continued)

COMPANY DESIGNATION:  2

3.
Where service has been discontinued at Customer's request, a charge of $35.00 shall be made when service is reestablished.  The charge shall be $35.00 when the Company is required to make a special trip to the Customer's premises during normal working hours and $20.00 when no such trip is required.

4.	Those customers having three-phase electric service available at the meter shall be subject to the charge for three-phase service.

5.
Where all service is restricted to the period 6 p.m. to 6 a.m. each day during the April - November billing period, for uses such as sports field lighting, service shall be billed at the rate of 12.9384 per kWh,  plus a monthly investment charge of $1.604 per kW of maximum recorded demand, plus a Service Charge of $1.241 per day.  The charges for service at times other than as noted above shall be the kW and kWh charges applicable under the demand-metered provisions of this rate.

Small Power Producer Net Station Service:  Customers requiring station service may elect to be billed the current Service Charge, plus a charge per kWh equal to the energy charge(s) in the demand billed portion of the rate, times 3.64 provided that:  (a) the customer would otherwise qualify for service under General Service Rate 2; and (b) 100% of the net output of the generator(s) is sold, at wholesale or outside the Company's service area.  Written notice is required sixty months prior to customer termination of service under this provision.

6.
The above rate is net billed monthly and payable upon presentation of the bill.  All amounts previously billed but remaining unpaid 34 days from any billing date shall be subject to a late payment charge of one percent (1%) thereof, calculated on the basis of 30 days, such amounts to include any prior unpaid late payment charges.

ALTERNATIVE REGULATION
PLAN:
This rate class is subject to the Company’s Alternative Regulation Plan, which includes an Earnings Sharing Adjustment Mechanism (“ESAM”) and a quarterly Power Cost Adjustment Mechanism (“PCAM”), except that it shall not apply to rates that are not subject to generally applicable tariff changes.

MINIMUM CHARGE:
The Service Charge plus the Demand Charge.

DURATION OF AGREEMENT:
One year and thereafter until canceled by the Customer on 60 days' written notice, except that Customers receiving single-phase service only, and having a maximum demand of less than 25 kW, shall not be subject to the one-year provision.

EFFECTIVE:	On bills rendered on or after January 1, 2009

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By:	/s/ William J. Deehan
William J. Deehan, Vice President
Power Planning & Regulatory Affairs

V.P.S.B. No. 6                                                                                                                    Forty-seventh Revised Sheet 23.2
                                                     Cancels Forty-fifth Revised Sheet 23.2

CENTRAL VERMONT PUBLIC SERVICE CORPORATION
PRIMARY SERVICE RATE
(Not Available to New Service Locations)

COMPANY DESIGNATION:  12

AVAILABLE:Throughout the Company's service area.

APPLICABLE:
This rate is for general purposes for the Customer's total service requirements measured through one meter.  Service will be single-phase or three-phase as available.
MONTHLY RATE:
$1.289                    per day, plus
$6.932                   per kW of Billing Demand, plus
6.2684                   per kWh.

ADJUSTMENT:	Subject to adjustment.

EFFECTIVE:	On bills rendered on or after January 1, 2009

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By:	/s/ William J. Deehan
William J. Deehan, Vice President
Power Planning & Regulatory Affairs

V.P.S.B. No. 6                                                 Thirty-third Revised Sheet 23.4
                                                         Cancels Thirty-first Revised Sheet 23.4

CENTRAL VERMONT PUBLIC SERVICE CORPORATION
PRIMARY SERVICE RATE (Continued)
(Not Available to New Service Locations)

COMPANY DESIGNATION:  12

4.	If the use of energy is intermittent or subject to violent fluctuation, the Company reserves the right to base the measured demand upon a period of less than 15 minutes.

5.	When metering is at secondary voltage, billing kWh and kW shall be those recorded by the meter multiplied by a factor of 1.03.

6.
This rate shall be applicable to service only at those locations receiving service under the provisions of this rate, or which have applied for and been accepted by the Company for service under the provisions of this rate prior to August 1, 1987.

7.
The above rate is net billed monthly and payable upon presentation of the bill.  All amounts previously billed but remaining unpaid 34 days from any billing date shall be subject to a late payment charge of one percent (1%) thereof, calculated on the basis of 30 days, such amounts to include any prior unpaid late payment charges.

MINIMUM
CHARGE:	$1.289 per day, plus the Demand Charge.

ALTERNATIVE REGULATION
PLAN:
This rate class is subject to the Company’s Alternative Regulation Plan, which includes an Earnings Sharing Adjustment Mechanism (“ESAM”) and a quarterly Power Cost Adjustment Mechanism (“PCAM”), except that it shall not apply to rates that are not subject to generally applicable tariff changes.

DURATION OF
AGREEMENT:
One year and such subsequent 12-month periods as the Company may require until canceled by the Customer on 60 days written notice.

EFFECTIVE:	On bills rendered on or after January 1, 2009

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By:	/s/ William J. Deehan
William J. Deehan, Vice President
Power Planning & Regulatory Affairs

V.P.S.B. No. 6                                                                                                                             Fifty-second Revised Sheet 24
                                                 Cancels Fiftieth Revised Sheet 24

CENTRAL VERMONT PUBLIC SERVICE CORPORATION
OFF-PEAK WATER HEATING RATE

COMPANY DESIGNATION:  3

AVAILABLE:             Throughout the Company's service area.

APPLICABLE:
This rate is for single-phase electric service at secondary voltage for water heating in storage type tanks where conditions permit supplying such water heating service during Off-Peak Hours without requiring additional distribution investment by the Company, subject to the following conditions:

1.	The heating element capacity connected to the Company's system at any time shall not exceed 60 watts for each gallon of storage capacity or 4,500 watts, whichever is greater.

2.
The customer shall wire to the water heater using approved cable or conduit and make provision for the installation of a separate meter and time control, both of which will be supplied by the Company.  Where the heating element capacity connected to the Company's system at any time exceeds 6 kW, the Customer shall provide all necessary load interruption capability required to interrupt service to the water heater(s) when activated by the Company's control device.

3.
Service will be supplied under this rate only during such hours as the Company may determine from time to time to meet conditions affecting the spare capacity available for this service, but not less than 15 hours daily.  Service will not be interrupted for more than five hours in any continuous 10 hour period.

4.	Service under this rate is not available to Customers where the balance of the Customer's load is supplied under a rate where charges vary by time-of-day.

RATE:                           $0.221 per day, plus 7.0664 per kWh.

EFFECTIVE:	On bills rendered on or after January 1, 2009

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By:	/s/ William J. Deehan
William J. Deehan, Vice President
Power Planning & Regulatory Affairs

V.P.S.B. No. 6                                                 Twenty-eighth Revised Sheet 24.1
                                                         Cancels Twenty-sixth Revised Sheet 24.1

CENTRAL VERMONT PUBLIC SERVICE CORPORATION
OFF-PEAK WATER HEATING RATE (Continued)

COMPANY DESIGNATION:  3

ADJUSTMENT:	Subject to adjustment.

TERMS:	The above rate is net, billed monthly or bimonthly at the option of the Company, and payable upon presentation of the bill.

NOTE:	1.	Service under this rate may not be satisfactory and is not recommended for installations utilizing storage-type tanks of less than 80-gallon capacity.

2.	Customers formerly served by Off-Peak Water Heating Rate 14 are now served via Off-Peak Water Heating Rate 3 as of July 1, 2007.

MINIMUM
CHARGE:	$0.221 per day.

ALTERNATIVE REGULATION
PLAN:
This rate class is subject to the Company’s Alternative Regulation Plan, which includes an Earnings Sharing Adjustment Mechanism (“ESAM”) and a quarterly Power Cost Adjustment Mechanism (“PCAM”), except that it shall not apply to rates that are not subject to generally applicable tariff changes.

EFFECTIVE:	On bills rendered on or after January 1, 2009

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By:	/s/ William J. Deehan
William J. Deehan, Vice President
Power Planning & Regulatory Affairs

V.P.S.B. No. 6                                                 Forty-ninth Revised Sheet 25
                                                         Cancels Forty-seventh Revised Sheet 25

CENTRAL VERMONT PUBLIC SERVICE CORPORATION
PRIMARY SERVICE RATE

COMPANY DESIGNATION:  4
AVAILABLE:	Throughout the Company's service area.

APPLICABLE:
Electric power shall be single or three-phase, 60 cycle delivered and measured at one point through one meter from a distribution line at a nominal voltage of 2.4 kV to 34.5 KV.  Customers receiving service under the provisions of this rate shall own and maintain all required transformers, voltage regulation equipment, protective devices and all associated structures required to utilize the Company's service.

MONTHLY
RATE:	Monthly billing shall be the sum of Demand (production, transmission, and distribution), Energy, and Service Charges as follows:

Service Charge:  $11.928 per day, plus

Demand and Energy Charges:
Transmission- and distribution-related charges:

$6.467	per kW of maximum demand established during the period designated as Peak Hours during the current or any one of the prior 11 months, whichever is greater, plus

First 3 kWh per day per kW of maximum demand established during the period designated as Off-Peak Hours during the current or any one of the prior 11 months, whichever is greater @ 1.7284 per kWh.

In addition to the foregoing, monthly billings shall be subject to the following production-related charges applicable to service provided during the periods designated as Peak Hours and Off-Peak Hours as follows:

Peak Hours:                 $7.962 per kW of maximum demand, plus 6.0934 per kWh
Off-Peak Hours:	First 3 kWh per day per kW of maximum demand @ 6.0604 per kWh, plus
  All additional kWh @ 4.6534 per kWh.

EFFECTIVE:	On bills rendered on or after January 1, 2009

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By:	/s/ William J. Deehan
William J. Deehan, Vice President
Power Planning & Regulatory Affairs

V.P.S.B. No. 6                                                                                                                                    Forty-fifth Revised Sheet 26
                                                            Cancels Forty-third Revised Sheet 26

CENTRAL VERMONT PUBLIC SERVICE CORPORATION
PRIMARY SERVICE RATE (Continued)

COMPANY DESIGNATION:  4

ADJUSTMENT:	Subject to adjustment.

Demand:
The billing demands shall be measured and shall be the highest 15-minute peaks established during the month, during both the periods designated as Peak Hours and the period designated as Off-Peak Hours.  The billing demand during Peak Hours shall not be less than 100 kW.

Peak Hours shall be a period of 16 consecutive hours between the hours of 5:00 a.m. and 11:00 p.m. EST (or EDT) each day, excluding Saturdays and Sundays.  All other hours shall be designated as Off-Peak Hours.

The Company reserves the right to curtail or to discontinue off-peak service during periods of unscheduled major power system maintenance work or other unforeseen emergencies on the system.

POWER FACTOR:	1.
Effective with bills rendered until March 31, 2008:  when the customer's average lagging power factor for any month is below 85 percent, there shall be an additional charge computed as the product of the maximum demand recorded during the current billing period times the factor (85 percent divided by the current power factor expressed as a percent) times $19.194.

2.
Effective with bills rendered April 1, 2008 and beyond: when the Customer's average lagging power factor for any month is below 90 percent, there shall be an additional charge computed as the product of the maximum demand recorded during the current period times the factor (90 percent divided by the current power factor expressed as a percent) times $19.194.

TERMS:	The above rate is net, billed monthly and payable upon presentation of the bill.

EFFECTIVE:	On bills rendered on or after January 1, 2009

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By:	/s/ William J. Deehan
William J. Deehan, Vice President
Power Planning & Regulatory Affairs

V.P.S.B. No. 6                                                     Sixth Revised Sheet 27.1
                                                             Cancels Fourth Revised Sheet 27.1

CENTRAL VERMONT PUBLIC SERVICE CORPORATION
PRIMARY SERVICE RATE (Continued)

COMPANY DESIGNATION: 4

MINIMUM
CHARGE:	The Service Charge, plus the Capacity Charges.

ALTERNATIVE REGULATION
PLAN:
This rate class is subject to the Company’s Alternative Regulation Plan, which includes an Earnings Sharing Adjustment Mechanism (“ESAM”) and a quarterly Power Cost Adjustment Mechanism (“PCAM”), except that it shall not apply to rates that are not subject to generally applicable tariff changes.

DURATION OF
AGREEMENT:              One year and thereafter until canceled by the Customer on 60 days written notice.

EFFECTIVE:	On bills rendered on or after January 1, 2009

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By:	/s/ William J. Deehan
William J. Deehan, Vice President
Power Planning & Regulatory Affairs

V.P.S.B. No. 6                                                         Fiftieth Revised Sheet 28
                                                                 Cancels Forty-eighth Revised Sheet 28

CENTRAL VERMONT PUBLIC SERVICE CORPORATION
TRANSMISSION SERVICE RATE

COMPANY DESIGNATION:  5

AVAILABLE:
Throughout the Company's service areas.

APPLICABLE:
Electric power will be three-phase, 60 cycle, delivered and measured at one point through one meter from a transmission line at a nominal voltage of 33 KV, 44 KV, or 69 KV.  Customers receiving service under the provisions of this rate shall own and maintain all required transformers, voltage regulation equipment, protective devices, and all associated structures required to utilize the Company's service.

MONTHLY RATE:
Monthly billing shall be the sum of Demand (production and transmission), Energy, and Service Charges as follows:

Service Charge:$32.066 per day, plus
Demand and Energy Charges:
Transmission-related charges:
$4.220	per kW of maximum demand established during the period designated as Peak Hours during the current or any one of the prior 11 months, whichever is greater, plus

First 3 kWh per day per kW of maximum demand established during the period designated as Off-Peak Hours during the current or any one of the prior 11 months, whichever is greater @ 0.8814 per kWh.

In addition to the foregoing, monthly billings shall be subject to the following production-related charges applicable to service provided during the periods designated as Peak Hours and Off-Peak Hours as follows:

Peak Hours:                           $5.971 per kW of maximum demand, plus 5.6944 per kWh.
Off-Peak Hours:	First 3 kWh per day per kW of maximum demand @ 5.5284 per kWh plus,
All additional kWh @ 4.3684 per kWh.

EFFECTIVE:	On bills rendered on or after January 1, 2009

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By:	/s/ William J. Deehan
William J. Deehan, Vice President
Power Planning & Regulatory Affairs

V.P.S.B. No. 6                                                                                                                                        Forty-first Revised Sheet 29
                                                                   Cancels Thirty-ninth Revised Sheet 29

CENTRAL VERMONT PUBLIC SERVICE CORPORATION
TRANSMISSION SERVICE RATE (Continued)

COMPANY DESIGNATION:  5

ADJUSTMENT:	Subject to Adjustment.

Demand:
The billing demands shall be measured and shall be the highest 15-minute peaks established during the month during both the periods designated as Peak Hours and the period designated as Off-Peak Hours.  The billing demand during Peak Hours shall not be less than 100 kW.

Peak Hours shall be a period of 16 consecutive hours between the hours of 5:00 a.m. and 11:00 p.m. EST (or EDT) each day, excluding Saturdays and Sundays.  All other hours shall be designated as Off-Peak Hours.

The Company reserves the right to curtail or discontinue off-peak service during periods of unscheduled major power system maintenance work or other unforeseen emergencies on the system.  Demands established during Off Peak hours in excess of 10,000 kW shall be billed at the rate applicable to demands established during Peak hours.

POWER FACTOR:	1.
Effective with bills rendered until March 31, 2008: when the Customer's average lagging power factor for any month is below 85 percent, there shall be an additional charge computed as the product of the maximum demand recorded during the current billing period times the factor (85 percent divided by the current power factor expressed as a percent) times $13.327.

2.
Effective with bills rendered April 1, 2008 and beyond: when the Customer's average lagging power factor for any month is below 90 percent, there shall be an additional charge computed as the product of the maximum demand recorded during the current billing period times the factor (90 percent divided by the current power factor expressed as a percent) times $13.327.

TERMS:	The above rate is net, billed monthly and payable upon presentation of the bill.

EFFECTIVE:	On bills rendered on or after January 1, 2009

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By:	/s/ William J. Deehan
William J. Deehan, Vice President
Power Planning & Regulatory Affairs

V.P.S.B. No. 6                                                         Seventh Revised Sheet 30.1
                                                                 Cancels Fourth Revised Sheet 30.1A

CENTRAL VERMONT PUBLIC SERVICE CORPORATION
TRANSMISSION SERVICE RATE (Continued)

COMPANY DESIGNATION: 5

MINIMUM
CHARGE:
The Service Charge, plus the Capacity Charges.

ALTERNATIVE REGULATION
PLAN:
This rate class is subject to the Company’s Alternative Regulation Plan, which includes an Earnings Sharing Adjustment Mechanism (“ESAM”) and a quarterly Power Cost Adjustment Mechanism (“PCAM”), except that it shall not apply to rates that are not subject to generally applicable tariff changes.

DURATION OF
AGREEMENT:
One year and thereafter until canceled by the Customer on 12 months written notice.

EFFECTIVE:	On bills rendered on or after January 1, 2009

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By:	/s/ William J. Deehan
William J. Deehan, Vice President
Power Planning & Regulatory Affairs

V.P.S.B. No. 6                                                 Forty-ninth Revised Sheet 31
                                                         Cancels Forty-seventh Revised Sheet 31

CENTRAL VERMONT PUBLIC SERVICE CORPORATION
MUNICIPAL STREET AND HIGHWAY LIGHTING RATE

COMPANY DESIGNATION:  6
AVAILABLE:
Throughout the Company's service area.

APPLICABLE:
For street and highway lighting purposes on the Company's existing distribution lines.  The Company will own, maintain and operate lamps in standard fixtures with suitable control apparatus to provide lighting from dusk to dawn 12 months per year.

RATE:	Where street and highway lighting fixtures are mounted on existing Company-owned wood poles and supplied by overhead type construction of circuits:

Incandescent Lamps                                    Per DayApproximate Initial Lumens
                                   92 Watt           *                                  $0.448 1,000         Lumen

Mercury Vapor Luminaries
                                   100 Watt           **                                0.448 3,700         Lumen
                                   175 Watt           *                                0.523 7,000           Lumen
                                   250 Watt           *                                0.654 11,000         Lumen
                                   400 Watt           **                                0.872 20,000        Lumen
                                   700 Watt           *                                1.363 35,000         Lumen

High Pressure Sodium Luminaries
                                      70 Watt                                          0.448 5,800           Lumen
                                      150 Watt                                          0.575 16,000           Lumen
                                      250 Watt                                          0.848 30,000           Lumen
                                      400 Watt                                          1.170 50,000           Lumen

Metal Halide Luminaries
                                   50 Watt                                           0.448 3,750            Lumen
                                   70 Watt                                           0.507 6,000            Lumen
                                   150 Watt                                           0.631 13,500           Lumen
                                   250 Watt                                           0.852 22,500               Lumen
                                   400 Watt                                           1.191 40,000               Lumen

*	No new installations of this size will be made after July 1, 1990.
**	No new installations of this size will be made after August 1, 2005.

EFFECTIVE:	On bills rendered on or after January 1, 2009

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By:	/s/ William J. Deehan
William J. Deehan, Vice President
Power Planning & Regulatory Affairs

V.P.S.B. No. 6                                                 Twenty-first Revised Sheet 31.1
                                                  Cancels Nineteenth Revised Sheet 31.1

CENTRAL VERMONT PUBLIC SERVICE CORPORATION
MUNICIPAL STREET AND HIGHWAY LIGHTING RATE

COMPANY DESIGNATION:  6

TERMS:
Lamp replacement will be accomplished during normal working hours periodically and as the Company is notified of any outage.  The above rate is net, billed monthly and payable upon presentation of the bill.

ADDITIONAL SERVICE CONDITIONS:
1.
The above rate is applicable to those installations utilizing mounting brackets not exceeding six (6) feet in length.  For those installations requiring mounting brackets greater than six (6) feet in length, there is an additional charge of $0.061 per day.

2.
The Company offers one Metal Halide, carriage-light style, decorative fixture that can be mounted on existing wooden distribution poles at an additional charge to the Metal Halide rates on Sheet 31.  This fixture is available in the Metal Halide wattages shown above.  For those installations utilizing the decorative fixture, there is an additional charge of $0.239 per day.  For those installations that do not require a mounting bracket, the additional charge is $0.121 per day.  The Company will have the right to require those Customers wishing to remove a decorative fixture to reimburse the Company for the undepreciated cost of the existing decorative fixture.

3.
When service has been discontinued at Customer's request, a charge of $20.00 shall be made when service is reestablished.  In those instances where multiple lighting fixtures are involved, the charge shall be increased $2.00 for each fixture in excess of one.

4.
All new installations of lighting fixtures shall be on existing poles only, except that where a Customer requests the installation of a Company-owned lighting fixture at a location which requires the Company to install a Company-owned pole to support the fixture, the Customer will pay to the Company a one-time charge equal to the Company's then current cost of installation of the required wooden pole and associated equipment as shown in the line extension section of the tariff.

EFFECTIVE:	On bills rendered on or after January 1, 2009

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By:	/s/ William J. Deehan
William J. Deehan, Vice President
Power Planning & Regulatory Affairs

 V.P.S.B. No. 6                                              Second Revised Sheet 31.1-3
                                                       Cancels Original Sheet 31.1-3

CENTRAL VERMONT PUBLIC SERVICE CORPORATION
MUNICIPAL STREET AND HIGHWAY LIGHTING (cont=d.)

E.	ADMINISTRATION:
1.	The Municipality will provide a list of proposed fixture locations, and the energy requirements of the proposed new fixture.
2.	All fixtures will be billed assuming dusk to dawn operation unless specified otherwise by the Municipality.
3.	The Municipality will be responsible for paying the Company's actual cost for all make ready work, fixture connection and fixture disconnections.
4.
The Municipality will maintain sufficient insurance to cover the cost of any damage to the Company or customer facilities from fixture failure and shall abide by the insurance requirements of Article XIII of the Company's Rules and Regulations for Pole Attachment Service.

5.	The Municipality will name a contact person with authority to make decisions regarding the fixtures, taking and solving customer complaints, and notifying the Company of changes.
6.
Billing for Municipality-owned lights will stop once the fixture is physically removed or disconnected from the pole.  The Company will not credit the town for energy for fixtures that burn out or fail.

7.	The Company will refer customer's calls about lighting outages and complaint calls to the designated contact person (described above) for the Municipality.

F.	ENERGY SERVICE:
The Company will supply unmetered electric energy for Municipal-owned outdoor photovoltaic cell controlled lighting fixtures.  Daily kWh consumption for each Municipal-owned lighting fixture shall be determined by the Company from the equipment manufacturers rated wattage multiplied by the number of hours of operation each month.  The hours of operation for dusk to dawn lighting shall be set at eleven (11) hours per day throughout the year.  Electric usage for street lights that are designed to operate less than dusk to dawn will be charged based on the average annual hours of operation as reported to the Company by the Municipality.  The Company reserves the right to test such specialized equipment.

G.	ENERGY RATE:
Daily kWh consumption shall be billed at the rate of $0.06138 per kWh.

EFFECTIVE:	On bills rendered on or after January 1, 2009

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By:	/s/ William J. Deehan
William J. Deehan, Vice President
Power Planning & Regulatory Affairs

V.P.S.B. No. 6                                                 Second Revised Sheet 31.1-4
                                                         Cancels Original Sheet 31.1-4

CENTRAL VERMONT PUBLIC SERVICE CORPORATION
MUNICIPAL OWNERSHIP OF STREET LIGHTING (cont'd.)

H.	NON-POWER NON-FIXTURE SERVICE:
The Company will provide non-power, non-fixture service at locations formerly served by Company-owned lighting fixtures at a rate based on whether that location was served by a Low Light Fixture (less than 20,000 lumens) or a High Light Fixture (20,000 lumens or greater).  For locations that did not have a light fixture in the past, the non-power, non-fixture service will be based on whether the Municipality is installing a Low Light Fixture or a High Light Fixture.

I.	NON-POWER NON-FIXTURE RATE:
Low Light Fixture:	$0.367 per day
High Light Fixture:	$0.643 per day

J.	UNAUTHORIZED FIXTURES:
If any of the Municipality's fixtures shall be found installed on the Company's poles for which no authorization has been issued, the Company shall provide notice to the Municipality of such violation.  Unless the Municipality can demonstrate authorization from the Company, the fixture shall be deemed as having existed for four (4) years prior to the date of notice, and the charges as specified herein shall be applicable thereto and due and payable immediately, with interest at the rate of 1% per month of such amounts to include any prior unpaid late payment charges.  Such four (4) year period shall be binding on both the Company (which cannot extend such period) and the Municipality (which cannot reduce such period).

K.	INDEMNIFICATION BY MUNICIPALITY:
Each Municipality owning its own street lighting fixtures installed on Company poles pursuant to this tariff shall (except to the extent of the gross negligence of the Company, its successors and assigns, officers, directors, associates, affiliates, agents, and employees) indemnify and save harmless the Company, its successors and assigns, officers, directors, associates, affiliates, agents, and employees of from and against all injuries, death, loss, damages, claims, suits, judgments, cost, and expenses (including, without limitation, reasonable attorneys' fees) caused by reason of the use, location, installation, replacement, removal and/or maintenance (including bulb replacement, but excluding any wiring connections or disconnections performed by the Company) of its owned fixtures, including, without limitation, any claim arising as a result of the actions, inactions, qualifications or lack of qualifications of any town employees, agent or contractor performing any services for the Municipality.

ALTERNATIVE REGULATION
PLAN:
This rate class is subject to the Company’s Alternative Regulation Plan, which includes an Earnings Sharing Adjustment Mechanism (“ESAM”) and a quarterly Power Cost Adjustment Mechanism (“PCAM”), except that it shall not apply to rates that are not subject to generally applicable tariff changes.

DURATION OF AGREEMENT:
Three months from date of installation and thereafter until canceled by the Customer's written notice, provided that the provisions relating to Unauthorized Fixtures and Indemnification by Municipality shall survive any cancellation by either the Municipality or the Company.

EFFECTIVE:	On bills rendered on or after January 1, 2009

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By:	/s/ William J. Deehan
William J. Deehan, Vice President
Power Planning & Regulatory Affairs

V.P.S.B. No. 6                                                 Forty-ninth Revised Sheet 32
                                                         Cancels Forty-seventh Revised Sheet 32

CENTRAL VERMONT PUBLIC SERVICE CORPORATION
SECURITY LIGHTING RATE

COMPANY DESIGNATION:  7
AVAILABLE:
Throughout the Company's service area.

APPLICABLE:
For outdoor security and flood lighting purposes.  The Company will furnish, maintain, and operate lamps in standard fixtures with suitable control apparatus in order to provide lighting from dusk to dawn twelve months per year.

RATE:
Where lighting fixtures are mounted on Company-owned wood poles and supplied by overhead type construction of circuits:

Security Lighting
Mercury Vapor Luminaries                                        Per Day Approximate Initial Lumens
100 Watt	**	$ 0.653	3,700 Lumen
175 Watt	*	0.764	7,000 Lumen
250 Watt	*	0.959	11,000 Lumen
400 Watt	**	1.278	20,000 Lumen
700 Watt	*	1.994	35,000 Lumen

                            Flood Lighting
Mercury Vapor Luminaries
400 Watt	**	1.471	23,000 Lumen
1,000 Watt	*	2.714	63,000 Lumen

High Pressure Sodium Luminaries
400 Watt Flood	1.689	50,000 Lumen
70 Watt	0.564	5,800 Lumen
150 Watt	0.763	16,000 Lumen
250 Watt	1.042	30,000 Lumen
400 Watt	1.479	50,000 Lumen

*No new installations of this size will be made after July 1, 1990.
**No new installations of this size will be made after August 1, 2005.

EFFECTIVE:	On bills rendered on or after January 1, 2009

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By:	/s/ William J. Deehan
William J. Deehan, Vice President
Power Planning & Regulatory Affairs

V.P.S.B. No. 6                                                    Twenty-second Revised Sheet 32.1
                                                    Cancels Twentieth Revised Sheet 32.1

CENTRAL VERMONT PUBLIC SERVICE CORPORATION
SECURITY LIGHTING RATE (Continued)

COMPANY DESIGNATION:  7
Approximate
Metal Halide Luminaries	Per Day	Initial Lumens
50 Watt	$0.631	3,750 Lumen
70 Watt	0.714	6,000 Lumen
150 Watt	0.893	13,500 Lumen
250 Watt	1.191	22,500 Lumen
400 Watt	1.553	40,000 Lumen
250 Watt Flood	1.563	22,500 Lumen
400 Watt Flood	1.762	40,000 Lumen

ADJUSTMENT:	Subject to adjustment.

TERMS:	Maintenance and lamp replacement will be accomplished by the Company during normal working hours as the Company is notified of any outage.

ADDITIONAL SERVICE
CONDITIONS:
1.
The above rate for installation of other than flood lighting units is applicable to those installations utilizing mounting brackets not exceeding six (6) feet in length.  For those installations requiring mounting brackets greater than six (6) feet in length, there is an additional charge of $0.061 per day.

2.
When service has been discontinued at Customer's request, a charge of $20.00 shall be made when service is reestablished.  In those instances where multiple lighting fixtures are involved, the charge shall be increased $2.00 for each fixture in excess of one.

EFFECTIVE:	On bills rendered on or after January 1, 2009

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By:	/s/ William J. Deehan
William J. Deehan, Vice President
Power Planning & Regulatory Affairs

V.P.S.B. No. 6                                                         Third Revised Sheet 32.1-1
                                                                  Cancels First Revised Sheet 32.1-1

CENTRAL VERMONT PUBLIC SERVICE CORPORATION
SECURITY LIGHTING RATE (Continued)

COMPANY DESIGNATION: 7

3.
All new installations of lighting fixtures shall be on existing poles only, except that where a Customer requests the installation of a Company-owned lighting fixture at a location which requires the Company to install a Company-owned pole to support the fixture, the Customer will pay to the Company a one-time charge equal to the Company's then current cost of installation of the required wooden pole and associated equipment as shown in the line extension section of the tariff.

4.
The Company will have the right to require those Customers wishing to convert existing lighting systems to alternative lighting systems to reimburse the Company for the undepreciated cost of the existing lights plus any cost to the Company of making the conversion not recovered in the daily charge for the alternative lights.

5.
The lumens indicated are approximations for comparison purposes only, may vary depending on the lighting manufacturer chosen by the Company, and are not a guarantee of light output for lamps of various wattages.

ALTERNATIVE REGULATION
PLAN:
This rate class is subject to the Company’s Alternative Regulation Plan, which includes an Earnings Sharing Adjustment Mechanism (“ESAM”) and a quarterly Power Cost Adjustment Mechanism (“PCAM”), except that it shall not apply to rates that are not subject to generally applicable tariff changes.

DURATION OF
AGREEMENT:
One year from date of installation and thereafter until canceled by the Customer on 60 days' written notice.  For those installations which are in service less than twelve consecutive months, the Customer shall pay the cost of installation and removal of the equipment in lieu of the one-year minimum term of service.

V.P.S.B. No. 6                                                         Forty-sixth  Revised Sheet 34
                                                                 Cancels Forty-fourth Revised Sheet 34

CENTRAL VERMONT PUBLIC SERVICE CORPORATION
RESIDENTIAL TIME-OF-DAY SERVICE RATE

COMPANY DESIGNATION:  9

AVAILABLE:               Throughout the Company's service area.

APPLICABLE:
This rate is for single-phase electric service at secondary voltage for domestic purposes in private residences, individual apartments, and farms where all service is taken at one point through one meter.  This rate shall not apply for entities engaged in farming where there is no domestic use.

RATE:	For billings normally rendered during the period December 1 through March 31:

$0.485 per day plus
During Peak Hours
All kWh                                               @18.5774 per kWh.

During Intermediate Hours
All kWh                                               @13.9164 per kWh.

During Off-Peak Hours
All kWh                                               @       6.7864 per kWh.

For billings normally rendered, during the period April 1 through November 30:

$0.485 per day, plus
During Peak Hours
All kWh                                               @13.9164 per kWh.

During Intermediate Hours
All kWh                                               @18.5774 per kWh.

During Off-Peak Hours
All kWh                                               @       6.7864 per kWh.

EFFECTIVE:	On bills rendered on or after January 1, 2009

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By:	/s/ William J. Deehan
William J. Deehan, Vice President
Power Planning & Regulatory Affairs

V.P.S.B. No. 6                                                      Twenty-third Revised Sheet 34.2
                                                               Cancels Twenty-first Revised Sheet 34.2

CENTRAL VERMONT PUBLIC SERVICE CORPORATION
RESIDENTIAL TIME-OF-DAY SERVICE RATE (cont'd.)

ADDITIONAL
SERVICE CONDITIONS:
1.
Whenever service has been discontinued at the Customer's request, a charge of $35.00 shall be made when the Company is required to make a special trip to the Customer's premises during normal working hours to reestablish service.  The charge shall be $20.00 when no such trip is required.

2.
Service under this rate shall not be available where the State's Rooms and Meals tax is imposed on a dwelling unit's rental unless such Customers can show that the premises' predominant use is residential.  For example, such a showing could be made by production of tax remittance forms (as filed with the appropriate taxing authorities) showing payment of Vermont Rooms and Meals Tax of less than $500/year, or production of Federal Tax Form Schedule 8892 (Expenses for Business Use of Your Home) (as filed with the appropriate taxing authorities) stating that the percentage of the premises space devoted to business use is less than 50%.

MINIMUM
CHARGE:	$0.485 per day.

ALTERNATIVE REGULATION
PLAN:
This rate class is subject to the Company’s Alternative Regulation Plan, which includes an Earnings Sharing Adjustment Mechanism (“ESAM”) and a quarterly Power Cost Adjustment Mechanism (“PCAM”), except that it shall not apply to rates that are not subject to generally applicable tariff changes.

DURATION OF AGREEMENT:
One year and such subsequent 12 month periods as the Company may require until canceled by the Customer on 60 days written notice.

EFFECTIVE:	On bills rendered on or after January 1, 2009

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By:	/s/ William J. Deehan
William J. Deehan, Vice President
Power Planning & Regulatory Affairs

V.P.S.B. No. 6                                                         Forty-fifth Revised Sheet 35
                                                                 Cancels Forty-third Revised Sheet 35

CENTRAL VERMONT PUBLIC SERVICE CORPORATION
GENERAL SERVICE TIME-OF-DAY RATE

COMPANY DESIGNATION:  10

AVAILABLE:
Throughout the Company's service area.

APPLICABLE:
For general purposes of Customers whose wiring is so arranged that all service shall be taken through one meter through one transformer or bank of transformers, except where the Customer elects to provide all additional transformers or banks of transformers other than those owned by the Company as of January 1, 1981.  Service will be single-phase or three-phase as available.

MONTHLY RATE:
Monthly billing shall be the sum of Demand (production, transmission, and distribution), Energy, and Service Charges as follows:

Service Charge:	$2.386	per day, except that the charge shall be $11.928 per day for customers having transformer rated metering at primary voltage.

Demand and Energy Charges:
Transmission and distribution-related charges:

$6.949	per kW of maximum demand established during the period designated as Peak Hours during the current or any one of the prior 11 months, whichever is greater, plus

First 3 kWh per day per kW of maximum demand established during the period designated as Off-Peak Hours during the current or any one of the prior 11 months, whichever is greater @ 1.8474 per kWh.

In addition to the foregoing, monthly billings shall be subject to the following production-related charges applicable to service provided during the periods designated as Peak Hours and Off-Peak Hours as follows:

    Peak Hours:                              $8.870 per kW of maximum demand, plus 7.1384 per kWh.
Off-Peak Hours:	First 3 kWh per day per kW of maximum demand @ 7.1964 per kWh plus,
       All additional kWh @ 5.2644 per kWh.

EFFECTIVE:	On bills rendered on or after January 1, 2009

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By:	/s/ William J. Deehan
William J. Deehan, Vice President
Power Planning & Regulatory Affairs

V.P.S.B. No. 6                                                                                                                                    Thirtieth Revised Sheet 35.1
                                                         Cancels Twenty-eighth Revised Sheet 35.1

CENTRAL VERMONT PUBLIC SERVICE CORPORATION
GENERAL SERVICE TIME-OF-DAY RATE (Continued)

COMPANY DESIGNATION:  10

Peak Hours shall be a period of 16 consecutive hours between the hours of 5:00 a.m. and 11:00 p.m. EST (or EDT) each day, excluding Saturdays and Sundays.  All other hours shall be designated as Off-Peak Hours.

ADJUSTMENT:     Subject to adjustment.

DETERMINATION OF
DEMAND:
Except as hereinafter provided, the Customer's billing demands shall be determined by estimate.  The billing demands shall be the highest 15-minute peak values established during the current month during both the periods designated as Peak Hours and Off-Peak Hours.

POWER
FACTOR:	1.
Effective with bills rendered until March 31, 2008:  for three-phase service where the Customer's peak demand during the month exceeds the capability of self-contained metering and the average lagging power factor is determined to be less than 85 percent, there shall be an additional charge computed as the product of the maximum demand times the factor (85 percent divided by the current power factor expressed as a percent) times $19.591.

2.
Effective with bills rendered April 1, 2008 and beyond: for three-phase service where the Customer's peak demand during the month exceeds the capability of self-contained metering and the average lagging power factor is determined to be less than 90 percent, there shall be an additional charge computed as the product of the maximum demand times the factor (90 percent divided by the current power factor expressed as a percent) times $19.591.

TERMS:                 The above rate is net, billed monthly and payable upon presentation of the bill.

EFFECTIVE:	On bills rendered on or after January 1, 2009

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By:	/s/ William J. Deehan
William J. Deehan, Vice President
Power Planning & Regulatory Affairs

V.P.S.B. No. 6                                                         Fifth Revised Sheet 35.3
                                                                 Cancels Third Revised Sheet 35.3

CENTRAL VERMONT PUBLIC SERVICE CORPORATION
GENERAL SERVICE TIME-OF-DAY RATE (Continued)

COMPANY DESIGNATION: 10

MINIMUM
CHARGE:	The Service Charge, plus the Capacity Charges.

ALTERNATIVE REGULATION
PLAN:
This rate class is subject to the Company’s Alternative Regulation Plan, which includes an Earnings Sharing Adjustment Mechanism (“ESAM”) and a quarterly Power Cost Adjustment Mechanism (“PCAM”), except that it shall not apply to rates that are not subject to generally applicable tariff changes.

DURATION OF
AGREEMENT:
One year and thereafter until canceled by the Customer on 60 days written notice.

EFFECTIVE:	On bills rendered on or after January 1, 2009

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By:	/s/ William J. Deehan
William J. Deehan, Vice President
Power Planning & Regulatory Affairs

V.P.S.B. No. 6                                                         Thirty-fifth Revised Sheet 36
                                                                 Cancels Thirty-third Revised Sheet 36

CENTRAL VERMONT PUBLIC SERVICE CORPORATION
ELECTRIC LOAD MANAGEMENT SERVICE
(Not Available to New Service Locations)

COMPANY DESIGNATION:   13

AVAILABLE:	Throughout the Company's service area.

APPLICABLE:
For separately metered service to electric storage type space heating, or similar equipment not requiring the availability of service on a continuous basis.  Service shall be available only during such hours as the Company may direct, but not less than eight (8) hours during any 24-hour period.  The rate is for single-phase or three-phase electric service as available.

RATE:	$0.677 per day, plus
                66.3334 per kWh recorded during Peak Hours, plus
          6.1264 per kWh recorded during Off-Peak Hours.

        Peak Hours shall be a period of 16 consecutive hours between the hours of 6:00 a.m. and 12:00 a.m. EST (or EDT) daily.
       All other hours shall be designated as Off-Peak Hours.

ADJUSTMENT:                                  Subject to adjustment.

EFFECTIVE:	On bills rendered on or after January 1, 2009

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By:	/s/ William J. Deehan
William J. Deehan, Vice President
Power Planning & Regulatory Affairs

V.P.S.B. No. 6                                                     Twenty-seventh Revised Sheet 36.1
                                                             Cancels Twenty-fifth Revised Sheet 36.1

CENTRAL VERMONT PUBLIC SERVICE CORPORATION
ELECTRIC LOAD MANAGEMENT SERVICE (Continued)
(Not Available to New Service Locations)

COMPANY DESIGNATION:  13

ADDITIONAL SERVICE
CONDITIONS:
1.
Equipment served under the provisions of this rate shall have control facilities that restrict load (kW) added to or removed from the system to increments not larger than 12 kW at intervals of not less than 15 seconds, but not exceeding a total cycle time of 15 minutes.

2.
The customer currently receiving service under this rate must obtain permission from the Company before adding additional equipment (kW) to this service.  The Company reserves the right to reject applications for additional service at locations where insufficient distribution system capacity exists.

3.	For those customers having three-phase electric service available at the meter, there shall be an additional charge of $0.538 per day.

ALTERNATIVE REGULATION
PLAN:
This rate class is subject to the Company’s Alternative Regulation Plan, which includes an Earnings Sharing Adjustment Mechanism (“ESAM”) and a quarterly Power Cost Adjustment Mechanism (“PCAM”), except that it shall not apply to rates that are not subject to generally applicable tariff changes.

DURATION OF
AGREEMENT:	One year from first billing and thereafter until canceled by the Customer on 60 days' written notice.

MINIMUM
CHARGE:	Single Phase Service - $0.677 per day
Three Phase Service - $1.215 per day

EFFECTIVE:	On bills rendered on or after January 1, 2009

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By:	/s/ William J. Deehan
William J. Deehan, Vice President
Power Planning & Regulatory Affairs

V.P.S.B. No. 6                                                             Thirty-seventh Revised Sheet 38
                                                                     Cancels Thirty-fifth Revised Sheet 38

CENTRAL VERMONT PUBLIC SERVICE CORPORATION
CONTROLLED WATER HEATING SERVICE

COMPANY DESIGNATION:  15

AVAILABLE:
Throughout the Company's service area.

APPLICABLE:
This rate is for single-phase electric service, up to a maximum of 30 amps measured at a nominal 120/240 volts, for water heating in storage type tanks of not less than 80-gallon capacity where conditions permit supplying such service without requiring investment by the Company in additional generating capacity or distribution facilities, subject to the following conditions:

1.	The heating element capacity connected to the Company's system at any time shall not exceed 60 watts for each gallon of storage capacity.

2.
The customer shall wire to the water heater using approved cable or conduit and make provision for the installation of a separate meter and time control, both of which will be supplied by the Company.  The Company, at its option, may install one or more current limiting devices to ensure that at no time is it required to deliver more than 30 amps of electric current measured at a nominal 120/240 volts.

3.
Service will be supplied under this rate only during such hours as the Company may determine from time to time that it has spare capacity available for this service, but not less than eight hours daily.

4.	This rate is not available for water heating service where the balance of the customer's load is supplied under a rate where charges for usage vary by time of day.

RATE:                    $0.221 per day, plus 5.3594 per kWh.

EFFECTIVE:	On bills rendered on or after January 1, 2009

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By:	/s/ William J. Deehan
William J. Deehan, Vice President
Power Planning & Regulatory Affairs

V.P.S.B. No. 6                                                             Fifty-first Revised Sheet 39
                                                                     Cancels Forty-ninth Revised Sheet 39

CENTRAL VERMONT PUBLIC SERVICE CORPORATION
CONTROLLED WATER HEATING SERVICE (Continued)

COMPANY DESIGNATION:  15

ADJUSTMENT:	Subject to adjustment.

TERMS:	The above rate is net, billed monthly or bimonthly at the option of the Company, and payable upon presentation of the bill.
MINIMUM
CHARGE:	$0.221 per day

ALTERNATIVE REGULATION
PLAN:
This rate class is subject to the Company’s Alternative Regulation Plan, which includes an Earnings Sharing Adjustment Mechanism (“ESAM”) and a quarterly Power Cost Adjustment Mechanism (“PCAM”), except that it shall not apply to rates that are not subject to generally applicable tariff changes.

DURATION OF
AGREEMENT:	One year from first billing.

EFFECTIVE:	On bills rendered on or after January 1, 2009

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By:	/s/ William J. Deehan
William J. Deehan, Vice President
Power Planning & Regulatory Affairs

V.P.S.B. No. 6                                                             Third Revised Sheet 41N
                                                                      Cancels First Sheet 41N

CENTRAL VERMONT PUBLIC SERVICE CORPORATION
SKI AREA SNOWMAKING LOAD MANAGEMENT

Loss Factor:	1.06, except that loss factor shall be 1.24 for the Magic Lake Pump and Brook Pump delivery points.

MONTHLY RATES:
Service Charge:                                                  $11.928 per day
Firm Peak Demand:                                              20.897 per kW
Firm Off-Peak Demand:                                         4.377 per kW
Non-Firm Peak Demand:                                       6.467 per kW
Non-Firm Off-Peak Demand:                                1.555 per kW
Firm Peak Energy:                                                  0.06093 per kWh
Firm Off-Peak Energy:                                           0.04653 per kWh

        Non-Firm Peak
Energy:	Determined hourly and equal to the ISO-NE Hourly Day-Ahead Locational Marginal Price at the Vermont Load Zone times Loss Factor, plus $0.00512 per kWh, but not less than the Firm Peak Energy rate.

        Non-Firm
Off-Peak Energy:	Determined hourly and equal to the ISO-NE Hourly Day-Ahead Locational Marginal Price at the Vermont Load Zone times Loss Factor, plus $0.00512 per kWh, but not less than the Firm Off-Peak Energy rate.

NOVEMBER PRO-RATED DEMAND CHARGE:

During the billing month of November, the Firm Peak Demand rate of $20.897 per kW shall be replaced by the following rate: $10.449 per kW or the first 100 kWh per kW of maximum demand at $0.20897 per kWh, whichever is greater.

EFFECTIVE:	On bills rendered on or after January 1, 2009

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By:	/s/ William J. Deehan
William J. Deehan, Vice President
Power Planning & Regulatory Affairs

V.P.S.B. No. 6                                                         Second Revised Sheet 41R
                                                                 Cancels Original Sheet 41R

CENTRAL VERMONT PUBLIC SERVICE CORPORATION
SKI AREA SNOWMAKING LOAD MANAGEMENT

ENERGY EFFICIENCY ACTIVITIES:
Customers served under this rate class are required to file information on their energy efficiency activities with the Company, the Public Service Board and the Department of Public Service on or before October 1 of each year that the Customer is served under this rate class.  The information to be filed with the Company, the Public Service Board and the Department of Public Service shall include:

1.	a description of individual demand-side management ("DSM") projects completed during the previous twelve months;

2.	an estimate of energy and demand savings for each project;

3.	the dollar amount invested in each project;

4.	a description of DSM activities planned for the upcoming year; and

5.	whether the Customer worked with Efficiency Vermont on the various completed projects, or is planning on working with Efficiency Vermont on the projects planned for the upcoming year.

ALTERNATIVE REGULATION
PLAN:
This rate class is subject to the Company’s Alternative Regulation Plan, which includes an Earnings Sharing Adjustment Mechanism (“ESAM”) and a quarterly Power Cost Adjustment Mechanism (“PCAM”), except that it shall not apply to rates that are not subject to generally applicable tariff changes.

DURATION OF AGREEMENT:
Two years with one year written notice of cancellation prior to October 1.  Ski areas that are not currently but have previously been served under Rate 16 shall remain ineligible to return to Rate 16 for a period of two years.

EFFECTIVE:	On bills rendered on or after January 1, 2009

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By:	/s/ William J. Deehan
William J. Deehan, Vice President
Power Planning & Regulatory Affairs